                                                                   EXHIBIT 10.14



                           SHARE EXCHANGE AGREEMENT

                                     AMONG

                              MJD PARTNERS, L.P.

                                      AND

                           MJD COMMUNICATIONS, INC.

                                 ____________

                           Dated as of July 31, 1997

                                 ____________

          This SHARE EXCHANGE AGREEMENT, dated as of July 31, 1997, is made and entered into by and among MJD PARTNERS, L.P., a Delaware limited partnership ("Partners"), and MJD COMMUNICATIONS, INC., a Delaware corporation (the "Company").

          WHEREAS, Partners is the sole shareholder of MJD Holdings Corp., a Delaware corporation ("Holdings"), and wishes to exchange all of its shares of Holdings Common Stock (as defined below) for shares of Company Common Stock (as defined below);

          WHEREAS, for federal income tax purposes, it is intended that the transaction contemplated by this Agreement shall qualify as a tax-free reorganization pursuant to Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended (the "Code");

          NOW, THEREFORE in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending legally to be bound, hereby agree as follows:


                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

          Section 1.1.  Definitions.  In addition to the terms defined in the
                        -----------
preamble above, the following terms shall, unless the context requires otherwise, have the meanings indicated:

          "Agreement" means this Share Exchange Agreement, as the same may be
           ---------
amended, supplemented or modified in accordance with the terms hereof.

          "Business Day" means a day of the year on which banks are not required
           ------------
or authorized by the appropriate Governmental Authority to close in the City of New York.

          "Closing" has the meaning assigned thereto in Section 2.1.
           -------

          "Closing Date" has the meaning assigned thereto in Section 2.1.
           ------------

          "Company Common Stock" means the Class A Voting common stock of the
           --------------------
Company, par value $.01 per share.

          "Governmental Authority" means any government or any agency, bureau,
           ----------------------
commission, court, department, official, political subdivision, tribunal or other instrumentality of any government, whether federal, state or local, domestic or foreign.

          "Holdings Common Stock" means the common stock, $0.01 par value per
           ---------------------
share, of Holdings.

          "Material Adverse Effect" means, with respect to any Person, a
           -----------------------
material adverse effect on the business, financial condition, properties, assets or results of operations of such Person.

          "Person" means an individual, a corporation or limited liability
           ------
company, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.


                                  ARTICLE II

                              EXCHANGE OF SHARES
                              -------------------

          Section 2.1.  Exchange of Shares.  Subject to the terms and
                        ------------------
conditions herein set forth, the Company agrees that it will exchange, on the Closing Date, one and forty-five hundredths (1.45) shares of Company Common Stock for each share of Holdings Common Stock delivered to the Company by Partners, and Partners agrees to exchange, on the Closing Date, all 100 of its shares of Holdings Common Stock for 145 shares of Company Common Stock.

          The closing of the exchange of shares of Holdings Common Stock for Company Common Stock (the "Closing") shall take place on the date (the "Closing Date") and at the location of the closing of the transactions contemplated by the Stock Purchase Agreement dated as of March 6, 1997 by and among the Company, Partners, Carousel Capital Partners, L.P., Kelso Investment Associates V, L.P. and Kelso Equity Partners V, L.P.

          Delivery of the shares of Company Common Stock to be exchanged for shares of Holdings Common Stock pursuant to this Agreement shall be made at the Closing by the Company by delivering to Partners, against delivery to the Company by Partners of all stock certificates duly endorsed in blank or together with executed stock transfer powers attached thereto representing the shares of Holdings Common Stock to be exchanged, a stock certificate representing Company Common Stock registered in Partners' name and representing the number of shares of Company Common Stock as Partners is entitled to receive in accordance with the provisions of the first paragraph of this Section 2.1.

                                  ARTICLE III

                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------


          Section 3.1.  Representations and Warranties of the Company.  The
                        ---------------------------------------------
Company represents and warrants to Partners that, as of the date hereof:

          (a) The shares of Company Common Stock to be issued to Partners under the terms of this Agreement have been duly and validly authorized and, when issued and delivered in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable.

          (b) No consent, approval, authorization or order of, or any filing or declaration with, any Governmental Authority is required for the consummation by the Company of the transactions on its part contemplated herein, except those which have been obtained or made prior to the date hereof.

          (c) The Company has all requisite corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to issue the shares of Company Common Stock in exchange for shares of Holdings Common Stock. This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company and is enforceable against the Company in accordance with its terms, except to the extent that enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws and court decisions now or hereafter in effect relating to or affecting creditors' rights and remedies generally and to general principles of equity. The performance by the Company of this Agreement and the consummation of the transactions contemplated hereby do not result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company pursuant to the terms or provisions of, or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or give any other party a right to terminate any of its obligations under, or result in the acceleration of any obligation under, the certificate of incorporation or by-laws of the Company, any contract or other agreement to which the Company is a party or by which the Company or any of its properties is bound or affected, or violate or conflict with any judgment, ruling, decree, order, statute, rule or regulation of any court or governmental agency or body applicable to the business or properties of the Company, except for any such breach, violation, default, termination, acceleration or conflict which would not have a Material Adverse Effect on the Company and its subsidiaries, taken as a whole.

          Section 3.2.  Representations and Warranties of Partners.  Partners
                        ------------------------------------------
represents and warrants to the Company as follows, as of the date hereof:

          (a) Partners is the record and beneficial owner of 100 shares of Holdings Common Stock, such shares representing all the outstanding capital stock of Holdings as of the date hereof, and has, and will have at the Closing, valid and marketable title to all of such shares of Holdings Common Stock, free and clear of any liens, claims, charges, security interests or other legal or equitable encumbrances, limitations or restrictions, including any restrictions imposed by any shareholder or similar agreements or any of the constituent corporate documents of Holdings. There are no outstanding options, warrants or other rights that could require Holdings to issue any additional shares of its capital stock. Delivery of certificates representing shares of Holdings Common Stock to the Company, accompanied by appropriate instruments of transfer, will transfer valid and marketable title thereto to the Company.

          (b) No consent, approval, authorization or order of, or any filing or declaration with, any Governmental Authority is required in connection with the exchange by Partners contemplated by this Agreement, except those which have been obtained or made prior to the date hereof.

          (c) Partners has all requisite partnership power and authority to enter into this Agreement and to perform its obligations hereunder. This Agreement has been duly executed by Partners and constitutes the valid and binding obligation of Partners, enforceable against Partners in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws and court decisions now or hereafter in effect relating to or affecting creditors' rights and remedies generally and to general principles of equity. The performance by Partners of this Agreement and the consummation of the transactions contemplated hereby do not result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of Partners pursuant to the terms or provisions of, or result in a breach or violation of any of the terms or provisions of, or constitute a default under the certificate of limited partnership or the agreement of limited partnership of Partners, any contract or other agreement to which Partners is a party or by which Partners or any of its properties is bound or affected, or violate or conflict with any law, judgment, ruling, decree, order, statute, rule or regulation applicable to Partners, except for any such breach, violation, default or conflict which would not have a Material Adverse Effect on Partners and its subsidiaries, taken as a whole.


                                  ARTICLE IV

                        CONDITIONS PRECEDENT TO CLOSING
                        -------------------------------

          Section 4.1.  Conditions Precedent to Obligations of Partners.  The
                        -----------------------------------------------
obligation of Partners to consummate the exchange contemplated by this Agreement is subject to the satisfaction of the following conditions at or prior to the
Closing:

          (a) The representations and warranties made by the Company herein shall be true and correct in all respects on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date.

          (b) The exchange contemplated by this Agreement shall not, on the Closing Date, be prohibited or enjoined (temporarily or permanently) under the laws of any jurisdiction to which Partners is subject.

          Section 4.2.  Conditions Precedent to Obligations of the Company.  The
                        --------------------------------------------------
obligation of the Company to consummate the exchange contemplated by this Agreement is subject to the satisfaction of the following conditions at or prior to the Closing:

          (a) The representations and warranties made by Partners herein shall be true and correct in all respects on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date. The tender of the shares of Holdings Common Stock by Partners shall serve as confirmation of Partners' representations and warranties on the Closing Date.

          (b) The exchange contemplated by this Agreement shall not, on the Closing Date, be prohibited or enjoined (temporarily or permanently) under the laws of any jurisdiction to which the Company is subject.


                                   ARTICLE V

                                 MISCELLANEOUS
                                 -------------

          Section 5.1.  Survival of Provisions.  Each of the representations,
                        ----------------------
warranties and covenants of the Company and Partners made herein shall survive the Closing and remain operative and in full force and effect regardless of any investigation made by or on behalf of any party hereto.

          Section 5.2.  No Waiver; Modifications in Writing.  No failure or
                        -----------------------------------
delay on the part of the Company or Partners in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Company or Partners at law or in equity or otherwise. No waiver of or consent to any departure by the Company or Partners from any provision of this Agreement shall be effective unless signed in writing by the party entitled to the benefit thereof, provided that notice of any such
                                              --------
waiver shall be given to each party hereto as set forth below. Except as otherwise provided herein, no amendment, modification or termination of any provision of this Agreement shall be effective unless signed in writing by each party hereto. Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by the Company or Partners from the terms of any provision of this Agreement, shall be effective only in the specific instance and for the specific purpose for which made or given.

          Section 5.3.  Execution in Counterparts.  This Agreement may be
                        -------------------------
executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same agreement.

          Section 5.4.  Binding Effect; Assignment.  The rights and obligations
                        --------------------------
of Partners under this Agreement may not be assigned to any other Person except with the prior consent of the Company. Except as expressly provided in this Agreement, this Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement, and their respective successors and assigns. This Agreement shall be binding upon the Company and Partners, and their successors and assigns.

          Section 5.5.  Governing Law.  This Agreement shall be deemed to be a
                        -------------
contract made under the internal laws of the State of New York, and for all purposes shall be construed in accordance with the laws of such State, without regard to the principles of the conflict of laws thereof.

          Section 5.6.  Severability of Provisions.  Any provision of this
                        --------------------------
Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

          Section 5.7.  Headings.  The Article and Section headings used or
                        --------
contained in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

                  [Remainder of Page Intentionally Left Blank]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

                                MJD COMMUNICATIONS, INC.



                                By ___________________________________________
                                   Name:
                                   Title:



                                MJD PARTNERS, L.P.


                                by:  MJD Partners, Inc., its general partner


                                By ___________________________________________
                                   Name:
                                   Title: